SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 1998


                        AlliedSignal Inc.
------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware                      1-8974                   22-2640650
   --------------                ------------              --------------
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)            Identification No.)
  incorporation)


          101 Columbia Road
           P.O. Box 4000
       Morristown, New Jersey                                07962-2497
  ----------------------------------------                  ------------
  (Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code:  (973) 455-2000

Item 5.   Other Events.
          -------------

     AlliedSignal Inc. issued a press release on April 22, 1998 reporting the following results for operations for the three-month period ending March 31, 1998.


                        AlliedSignal Inc.
                Consolidated Statement of Income
             (In millions except per share amounts)
                           (Unaudited)

                                                       THREE MONTHS
                                                      ENDED MARCH 31
                                                  ----------------------
                                                     1998        1997
                                                     ----        ----

Net sales                                          $3,646       $3,327
                                                   -------      -------
Cost of goods sold                                  2,809        2,605
Selling, general and administrative expenses          398          365
                                                   -------      -------
     Total costs and expenses                       3,207        2,970
                                                   -------      -------
Income from operations                                439          357
Equity in income of affiliated companies               34           41
Other income (expense)                                 (1)          34
Interest and other financial charges                  (34)         (42)
                                                   -------      -------
Income before taxes on income                         438          390
Taxes on income                                       138          131
                                                   -------      -------
Net Income                                           $300         $259
                                                   =======      =======

Earnings per share of common stock-basic            $0.53        $0.46
                                                   =======      =======
Earnings per share of common stock -
     assuming dilution                              $0.52        $0.45
                                                   =======      =======
Weighted average number of shares
     outstanding-basic                                564          567
                                                   =======      =======
Weighted average number of shares
     outstanding-assuming dilution                    578          582
                                                   =======      =======

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AlliedSignal Inc.
                                   (Registrant)



Date:  April 22, 1998              By:    /s/ Peter M. Kreindler
                                          -----------------------------
                                          Peter M. Kreindler
                                          Senior Vice President,
                                          General Counsel and Secretary